CONTINGENCIES AND COMMITMENTS	12 Months Ended
Mar. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
CONTINGENCIES AND COMMITMENTS	CONTINGENCIES AND COMMITMENTS
Contingencies
From time to time, the Company is involved in legal proceedings, audits, litigations and claims arising in the ordinary course of its business. The Company operates in a highly regulated environment across many jurisdictions and is subject to, without limitation, laws and regulations relating to import-export controls, trade sanctions, anti-corruption, national security and aviation safety of each country. In addition, contracts with government agencies are subject to procurement regulations and other specific legal requirements. The Company is also required to comply with tax laws and regulations of any country in which it operates.

The Company is subject to investigations and audits from various government and regulatory agencies. In addition, the Company may identify, investigate, remediate and voluntarily disclose potential non-compliance with those laws and regulations. As a result, the Company can be subject to potential liabilities associated with those matters. Although it is possible that liabilities may be incurred in instances for which no accruals have been made, the Company does not believe that the ultimate outcome of these matters will have a material impact on its consolidated financial statements.

Commitments
Contractual purchase commitments that are not recognized as liabilities are as follows:

	2024	2023
Less than 1 year	$329.3	$297.5
Between 1 and 5 years	245.5	249.6
Later than 5 years	3.2	1.9
Total contractual purchase commitments	$578.0	$549.0
As at March 31, 2024, the Company had additional commitments of $65.9 million related to leases not yet commenced that have not been recognized as a lease liability nor included in the table above.